UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2013

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The purpose of this amendment is to add item (d) below regarding the frequency of shareholder votes on the compensation of executives.

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On April 16, 2013, Fifth Third Bancorp held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals stated in the Proxy Statement dated March 7, 2013, which is incorporated by reference herein.

The proposals voted on by the shareholders at the Annual Meeting were as follows:

1.	Election of all of the Board of Directors to serve until the Annual Meeting of Shareholders in 2014.

	Number of Common Shares
	For	Against	Abstain	Broker Non-Votes
Darryl F. Allen	669,344,386	10,931,697	1,039,530	79,424,392
B. Evan Bayh III	665,335,862	15,086,143	893,611	79,424,389
Ulysses L. Bridgeman, Jr.	674,329,209	5,923,702	1,062,704	79,424,390
Emerson L. Brumback	666,674,834	13,579,975	1,060,808	79,424,388
James P. Hackett	669,192,614	11,054,633	1,068,372	79,424,386
Gary R. Heminger	665,836,123	14,439,672	1,039,821	79,424,389
Jewell D. Hoover	674,848,492	5,350,819	1,116,280	79,424,414
William M. Isaac	674,768,907	5,594,066	952,641	79,424,391
Kevin T. Kabat	672,294,575	8,349,276	671,763	79,424,391
Mitchel D. Livingston, Ph.D	661,983,751	18,020,177	1,051,260	79,684,817
Michael B. McCallister	672,471,801	7,770,058	1,073,759	79,424,387
Hendrik G. Meijer	662,733,877	17,614,426	967,314	79,424,388
John J. Schiff, Jr.	671,373,189	8,930,122	1,012,306	79,424,388
Marsha C. Williams	664,685,490	15,579,154	1,050,977	79,424,384

2.	The appointment of the firm Deloitte & Touche LLP to serve as the independent registered public accounting firm for Fifth Third Bancorp for the year 2013 was approved by a vote of 745,216,706 for, 14,586,068 against, and 937,231 abstain, with no broker non-votes.

3.	The advisory vote on executive compensation was approved by a vote of 639,652,328 for, 38,774,600 against, and 2,887,232 abstain, with 79,425,845 broker non-votes.

4.	In the advisory vote to determine whether the shareholder vote on the compensation of executives will occur every 1, 2, or 3 years, every 1 year was approved by a vote of 579,380,470 for every 1 year, 6,390,538 for every 2 years, 93,640,457 for every 3 years, and 1,902,690 abstain, with 81,328,540 broker non-votes.

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(d) In light of the approval at the April 16, 2013 Annual Meeting by its shareholders in an advisory vote of its recommendation to hold an advisory vote for the approval of the compensation of the named executive officers every 1 year, Fifth Third will include a shareholder vote on the compensation of executives in its proxy materials every 1 year until its next vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

June 19, 2013	/s/ PAUL L. REYNOLDS
Paul L. Reynolds
Executive Vice President, Secretary and Chief Risk Officer